Securities and Exchange Commission

                     Washington, DC  20549

                             Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


               Date of Report September 15, 1998
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                     1-9874                94-2213782
(State of other             (Commission File          (IRS Employer
 jurisdiction of             Number)                  Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,      Omaha, NE         68131
       (Address of principal executive offices)          Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

     On September 15, 1998, the Registrant announced that it intends to refinance its 10 1/4 percent Senior Discount Notes due 2004 using a portion of the net proceeds of an offering of new senior debt securities or other available funds.

     Also on September 15, 1998, the Registrant and MidAmerican Energy Holdings Company announced that various regulatory applications for their planned merger had been filed with the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission, the Department of Justice and the Federal Trade Commission. A filing is expected to be made with the Iowa Utilities Board next week.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to domestic and international (and in particular, Indonesian) economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition.
Reference is made to all of the Registrant's SEC Filings, including the Registrant's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated September 15, 1998
Exhibit 2 - Joint Press Release dated September 15, 1998

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                    By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: September 15, 1998

Exhibit 1

FOR IMMEDIATE RELEASE

Craig M. Hammett - Senior Vice President, Chief Financial Officer 402-341-4500
Craig S. Allen - Manager, Investor Relations                      402-341-4500
Patti J. McAtee - Director, Corporate Communications              402-341-4500
Kate Inverarity - Brunswick                                       212-333-3810

    CalEnergy Announces Plan to Refinance Senior Discount Notes

     OMAHA, NEBRASKA, September 15, 1998 -- CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX and LSE) announced that it intends to refinance its 10 1/4% Senior Discount Notes due 2004 using a portion of the net proceeds of an offering of new senior debt securities or other available funds.

     CalEnergy reserves the right in the interim to repurchase the Senior Discount Notes from time to time in the open market, in privately negotiated transactions or otherwise subject to market conditions. CalEnergy currently intends to redeem the remaining Senior Discount Notes on or about January 15, 1999, when they first become callable.

      This press release contains forward-looking statements which are based on current expectations and involve a number of uncertainties. Reference is made to all of the Company's SEC filings, including the Company's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such uncertainties.

      This release shall not constitute an offer to buy or sell or the solicitation of an offer to sell or buy nor shall there be any purchase or sale of these securities in any state in which such offer, solicitation, purchase or sale would be unlawful prior to registration or qualification under the securities law of any such state.

     CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,200 people worldwide. For the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion.

                         www.calenergy.com

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
Exhibit 2

For Immediate Release

        CalEnergy and MidAmerican File for Merger Approvals

OMAHA, NEBRASKA and DES MOINES, IOWA, September 15, 1998 --- CalEnergy Company, Inc. (NYSE: CE) and MidAmerican Energy Holdings Company (NYSE: MEC) today announced that various regulatory applications for their planned merger had been filed with the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission, the Department of Justice and the Federal Trade Commission. It is expected that a filing will be made with the Iowa Utilities Board next week. The merger agreement is also subject to approval by the shareholders of both companies (for which special meetings will be called later this year) and completion of the merger is expected to occur by the first quarter of 1999.

The proposed transaction combines MidAmerican, a leading regional provider of low-cost energy and related services that serves approximately 1.3 million electric and gas customers in Iowa and three neighboring states, with CalEnergy, a global energy company that manages and owns independent power generation facilities and other energy assets in the United States, Asia and Europe and supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom.

CalEnergy and MidAmerican formally announced plans to merge last month. Highlights of the agreement include:

O    CalEnergy is paying $27.15 in cash for each MidAmerican common share outstanding, in a transaction in which approximately $1.6 billion of outstanding debt and preferred stock of MidAmerican
  Energy Company will remain outstanding.

O    The combined enterprise will have total assets of
  approximately $13 billion, total annual revenues of more than $4.2 billion and will serve over 3.3 million retail customers.
  CalEnergy expects the transaction to be accretive to its earnings in the first full year of combined operations.


                              -more-

CalEnergy and MidAmerican
September 15, 1998
Page -2-

O    CalEnergy will reincorporate in the State of Iowa and be
  renamed MidAmerican Energy Holdings Company. The company's corporate headquarters will be located in Des Moines, Iowa, with the office of the Chairman remaining in Omaha, Nebraska.


O    David Sokol, the current Chairman and Chief Executive Officer of CalEnergy, will continue in this role in the combined enterprise. Stanley Bright, the current Chairman, President and Chief Executive Officer of MidAmerican, will become Vice Chairman of the Board and a member of its Executive Committee. Greg Abel, President and Chief Operating Officer, will head the parent company from its Des Moines corporate headquarters.

CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. Through its U.K. subsidiary, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy produces and develops energy from diversified fuel sources including geothermal, natural gas and hydroelectric. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,200 people worldwide. In the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion. CalEnergy's headquarters are based in Omaha, Nebraska. Information about CalEnergy is available on the Internet at http://www.calenergy.com.

MidAmerican, Iowa's largest energy company, provides electric service to 648,000 customers and natural gas service to 619,000 customers in Iowa, Illinois, Nebraska and South Dakota. Company headquarters are in Des Moines, Iowa. In the year ended December 31, 1997, MidAmerican generated revenues of over $1.9 billion and had assets of approximately $4.3 billion. Information about MidAmerican is available on the Internet at http://www.midamerican.com.

Press Contacts:

MidAmerican Energy Holdings Company
 Keith Hartje, Vice President, Corporate Communications (515)281-2575
 Ron Giaier, Vice President and Treasurer               (515)242-4303

CalEnergy Company, Inc.
 Patti McAtee, Director, Corporate Communications       (402)231-1519
 Craig Allen, Manager, Investor Relations               (402)231-1673
 Kate Inverarity, Brunswick                             (212)333-3810

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